Exhibit 10.7

SECOND AMENDMENT TO DEED OF TRUST, LINE OF CREDIT MORTGAGE,

ASSIGNMENT, SECURITY AGREEMENT, FIXTURE FILING

AND FINANCING STATEMENT

A CARBON, PHOTOGRAPHIC, FACSIMILE, OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, SECURES PAYMENT OF FUTURE ADVANCES, AND COVERS PROCEEDS OF COLLATERAL.

THIS INSTRUMENT COVERS, AMONG OTHER THINGS, (A) GOODS WHICH ARE OR ARE TO BECOME FIXTURES RELATED TO THE REAL PROPERTY AND (B) AS-EXTRACTED COLLATERAL RELATED TO THE REAL PROPERTY (INCLUDING WITHOUT LIMITATION OIL, GAS, OTHER MINERALS AND OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH AND ACCOUNTS ARISING OUT OF THE SALE AT THE WELLHEAD OR MINEHEAD THEREOF).  THIS INSTRUMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE OR COMPARABLE RECORDS OF THE COUNTIES REFERENCED IN ANNEX I HERETO AND SUCH FILING SHALL SERVE, AMONG OTHER PURPOSES, AS A FIXTURE FILING AND AS A FINANCING STATEMENT COVERING AS-EXTRACTED COLLATERAL.  THE MORTGAGOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE CONCERNED.

A POWER OF SALE HAS BEEN GRANTED IN THE MORTGAGE (AS HEREINAFTER DEFINED).  A POWER OF SALE MAY ALLOW AGENT (AS HEREINAFTER DEFINED) OR THE TRUSTEE (AS HEREINAFTER DEFINED) TO TAKE THE MORTGAGED PROPERTIES AND SELL THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR (AS HEREINAFTER DEFINED) UNDER THE MORTGAGE.

WHEN RECORDED OR FILED RETURN TO:	THIS DOCUMENT PREPARED BY:
Vinson & Elkins LLP	Amy Branch
1001 Fannin, Suite 2300	Vinson & Elkins LLP
Houston, Texas 77002-6760	1001 Fannin, Suite 2300
Attention: Linda Daugherty	Houston, Texas 77002-6760

The rights, remedies and obligations of Mortgagor and Agent hereunder are limited by and subject to the terms of one or more Intercreditor and Collateral Agency Agreements among Mortgagor, Agent and Approved Hedge Counterparties.

This SECOND AMENDMENT TO DEED OF TRUST, LINE OF CREDIT MORTGAGE, ASSIGNMENT, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT (this “Second Amendment”) is entered into as of June 26, 2009 by RESACA EXPLOITATION, INC., a Texas corporation and CIT CAPITAL USA INC., as collateral agent (“Agent”) for the Secured Creditors (as defined below).

RECITALS

A.                                   On May 1, 2006, Resaca Exploitation, LP (“Original Mortgagor”) executed a Deed of Trust, Line of Credit Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (the “Original Mortgage”) in favor of John Homier, Trustee, and NGP Capital Resources Company, as Agent (the “Original Agent”), counterparts of which are recorded as set forth on Annex I hereto.

B.                                     On July 10, 2008, Original Mortgagor converted from “Resaca Exploitation, LP, a Delaware limited partnership” into “Resaca Exploitation, Inc., a Texas corporation” (“Mortgagor”).

C.                                     On July 11, 2008, Mortgagor and Original Agent amended the Original Mortgage by First Amendment to Deed of Trust, Line of Credit Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (the “First Amendment” and together with the Original Mortgage, collectively called the “Mortgage”), counterparts of which are recorded as set forth on Annex I hereto.

D.                                    Pursuant to that certain Assignment of Deeds of Trust, Line of Credit Mortgages, Assignments, Security Agreements, Fixture Filings and Financing Statements of even date herewith, Original Agent has assigned the Mortgage to CIT Capital USA Inc., a Delaware corporation, as successor Agent (the “Agent”).

E.                                      Mortgagor has entered into that certain Second Amended and Restated Credit Agreement (the “Restated Credit Agreement”) of even date herewith with the Agent and the lenders named therein (the “Lenders”), amending and restating that certain Amended and Restated Credit Agreement dated July 11, 2008 described in the Secured Indebtedness set forth in the Mortgage, such Amended and Restated Credit Agreement amended and restated that certain Credit Agreement dated May 1, 2006.

F.                                      Pursuant to such Restated Credit Agreement, Mortgagor has executed in favor of Lenders restated promissory notes of even date herewith renewing and given in replacement of (but not novating or extinguishing) the Notes described in the Secured Indebtedness set forth in the Mortgage (such notes, together with any and all amendments, modifications, extensions, renewals and replacements thereof, and substitutes therefor, in whole or in part, are herein collectively called the “Restated Notes”).

G.                                     In connection with the Restated Credit Agreement, Mortgagor and the Agent desire to amend the Mortgage to reflect of record that (a) all indebtedness and other obligations arising under or with respect to the Restated Credit Agreement and the Restated

Notes are a part of the indebtedness secured by the Mortgage, as amended hereby, and (b) the events described in the Recitals D through F have occurred.

FOR A GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Agent and Mortgagor do hereby covenant, act and/or agree as follows:

1.                                       Note, Loan Documents, Other Obligations.  Section 1.3(a) and (b) of the Original Mortgage is hereby amended in its entirety to read as follows:

(a)                                  All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain Second Amended and Restated Credit Agreement dated June 26, 2009 among Mortgagor, CIT Capital USA Inc., in its capacity as administrative agent for the benefit of the lenders thereunder, and such lenders, amending and restating that certain Amended and Restated Credit Agreement dated July 11, 2008 among Mortgagor, NGP Capital Resources Company, as prior administrative agent, and the lenders named therein, and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (such Credit Agreement, as the same may from time to time be supplemented, amended or modified, and all other agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part, being herein collectively called the “Credit Agreement” and such lenders from time to time a party thereto, being herein collectively called the “Lenders”) (CIT Capital USA Inc., in such capacity collateral agent for the Secured Parties (as defined in the Credit Agreement), is herein called “Agent”);

(b)                                 Those certain Restated Promissory Notes dated June 26, 2009, in the principal amount of $50,000,000 made by Mortgagor and payable to the order of the Lenders on or before July 1, 2012, and bearing interest as therein provided, given in renewal and replacement (but not novation or extinguishment) of those certain Promissory Notes dated July 11, 2008 in the principal amount of $60,000,000 made by Mortgagor and payable to the order of the lenders named therein, and containing a provision for the payment of a reasonable additional amount as attorneys’ fees, as the same may from time to time be supplemented, amended or modified, and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part;

2.                                       Defined Terms and References.

(a) All references in the Mortgage to “this Mortgage” shall be deemed to mean and refer to the Original Mortgage as amended by the First Amendment and this Second Amendment, as the same may from time to time be further amended or supplemented.

(b) All references in the Mortgage to the “Credit Agreement” shall be deemed to mean and refer to the Second Amended and Restated Credit Agreement, dated as of June 26, 2009, by and among the Borrower, the Agent, and the lenders and agents from time to time party thereto, as the same may from time to time be amended or supplemented.

(c) All references to “John Homier” in his capacity as Trustee shall be deemed to mean and refer to “David M. Bornstein”.

(d) All references to “NGP Capital Resources Company” are hereby deleted and replaced with “CIT Capital USA Inc.” and all references to “Agent” shall be deemed to mean and refer to “CIT Capital USA, Inc.” in its capacity as administrative agent for the lenders under the Credit Agreement.

3.                                       Amendments to Addresses.

(a) The signature page to the Deed of Trust is hereby amended to delete the name and address listed under “The address of the Agent is:” and to replace such name and address with the following name and address:

CIT Capital USA Inc.

505 Fifth Avenue, 10th Floor

New York, NY 10017

Attn: Marc Theisinger

Telecopy No.: (212) 771-9675

with a copy to:

CIT Capital USA Inc.

700 Louisiana Street, Suite 5200

Houston, TX 77002

Attn: David Bornstein

Telecopy No. (713) 237-8156

(a) The signature page to the Deed of Trust is hereby amended to delete the name and address listed under “The address of the Trustee is:” and to replace such name and address with the following name and address:

c/o CIT Capital USA Inc.

700 Louisiana Street, Suite 5200

Houston, TX 77002

Attn: David Bornstein

Telecopy No. (713) 237-8156

4.                                       Miscellaneous, Representations and Warranties.  This Second Amendment constitutes a “Loan Document”, as such term is defined in the Restated Credit Agreement.

Mortgagor hereby acknowledges and agrees that except as specifically amended, changed or modified hereby, the Original Mortgage as amended by the First Amendment and this Second Amendment shall remain in full force and effect in accordance with its terms.  None of the rights, titles and interests existing and to exist under the Original Mortgage are hereby released, diminished or impaired, and Mortgagor hereby reaffirms all covenants, representations and warranties made in the Original Mortgage as amended by the First Amendment and this Second Amendment.

5.                                       Counterparts.  This Second Amendment may be executed in several counterparts and all of such counterparts together shall constitute one and the same instrument.

6.                                       Successors and Assigns.  The terms, provisions, covenants, representations, indemnifications and conditions hereof shall be binding upon Mortgagor, and the successors and assigns of Mortgagor, and shall inure to the benefit of Agent, Trustee and each person constituting Lender and their respective successors and assigns, and shall constitute covenants running with the Mortgaged Properties.  All references in this Second Amendment to Mortgagor, Agent, Trustee or Lenders shall be deemed to include all such successors and assigns.

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IN WITNESS WHEREOF, this instrument is executed by Mortgagor and Agent this        day of June, 2009.

MORTGAGOR:	RESACA EXPLOITATION, INC.
(f/k/a Resaca Exploitation, LP)

	By:	/s/ Chris Work
Chris Work, as Vice President and
Chief Financial Officer

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me this        day of June, 2009 by Chris Work, Vice President and Chief Financial officer of Resaca Exploitation, Inc., a Texas corporation, on behalf of such corporation.

NOTARY PUBLIC, State of Texas

SEAL:

Signature Page to

Second Amendment to Deed of Trust

(New Mexico & Texas)

AGENT:	CIT CAPITAL USA INC., AS AGENT

	By:	/s/ David M. Bornstein
David M. Bornstein, as Vice President

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me this        day of June, 2009 by David M. Bornstein, Vice President of CIT Capital USA Inc., a Delaware corporation, on behalf of such corporation.

NOTARY PUBLIC, State of Texas

SEAL:

Signature Page to

Second Amendment to Deed of Trust

(New Mexico & Texas)

ANNEX I

RECORDING INFORMATION

1.                                       Deed of Trust, Line of Credit Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated as of May 1, 2006 from Resaca Exploitation, LP for the benefit of NGP Capital Resources Company, as Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Eddy County, New Mexico	Book 642 Pg 1065	5/08/06
Lea County, New Mexico	Doc # 21694 Book 1441 Pg 670	05/08/06
Crane County, Texas	Doc # 0087094 Vol. 0477 Pg 219	05/06/06
Ector County, Texas	Doc # 00007413 Vol. 2028 Pg 21	05/10/06
Howard County, Texas	Doc # 00002197 Vol. 1007 Pg 154	05/08/06
Mitchell County, Texas	Vol. 719 Pg 723	05/08/06
Pecos County, Texas	Vol. 346 Pg 309	05/08/06
Winkler County, Texas	Vol. 537 Pg 661	05/08/06

2.                                       First Amendment to Deed of Trust, Line of Credit Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated as of July 11, 2008 from Resaca Exploitation, Inc. for the benefit of NGP Capital Resources Company, as Agent, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE
Eddy County, New Mexico	Book 0752 Pg 0296	09/11/08
Lea County, New Mexico	Doc # 61041 Book 1600 Pg 799	09/11/08
Crane County, Texas	Vol. 498 Pg 651	09/12/08
Ector County, Texas	Vol. 2281 Pg 646	09/12/08
Howard County, Texas	Vol. 1110 Pg 642	09/11/08
Mitchell County, Texas	Vol. 746 Pg 493	09/11/08
Pecos County, Texas	Vol. 364 Pg 38	09/11/08
Winkler County, Texas	Doc # C1101	09/11/08